Filed pursuant to Rule 497(a)

Registration No. 333-290337

Rule 482ad

Subject: Powerlaw Corp. Now Trading on Nasdaq as PWRL

Preview Text: I am writing to you from New York City as I watch Powerlaw Corp. begin trading …

Dear Friend,

I am writing to you from New York City as I watch Powerlaw Corp. begin trading on the Nasdaq today under the ticker “PWRL” - an incredible milestone for the entire team. Shares are expected to be available through any standard brokerage account that supports Nasdaq-listed securities, including eligible individual retirement accounts (IRAs) under the ticker “PWRL.” More information about the Fund, including the prospectus, net asset value (NAV), NAV per share and portfolio as of May 13, 2026 can be found online at our website at www.PWR.com

When I started Akkadian 16 years ago, I could never have expected to end up here. Back then, it was obvious to me that the venture industry needed more liquidity, and I saw an opportunity to create a new pathway to invest in growth stage technology companies. And so with more conviction than a plan, we set about creating more paths to liquidity and access. ;

The work I started at Akkadian — finding better ways for investors to access what we believe are extraordinary private technology companies — is the foundational ethos of PWRL. The structure is new but the mission isn't. PWRL as a publicly traded, registered closed-end fund is a very different vehicle than a private secondary fund, and it carries its own structural realities and complexities. It is, however, a vehicle designed to give investors a new way to access a category of companies that has historically been hard to reach.

I have no way to predict how this chapter will unfold. What I know is that I've now spent more than a decade working on the same problem from different angles, alongside people I trust, with the goal of building something durable. Today is the next step in a journey that you have been part of and for that, I am deeply grateful. Thank you.

Warm Regards,

Ben

Powerlaw Corp. is a newly organized, non-diversified, closed-end management investment company. Investors should carefully consider the investment objectives, risks, charges, and expenses of Powerlaw Corp. before investing. This and other information is in the prospectus, available on EDGAR at sec.gov. Read the prospectus carefully before investing. An investment in the Fund involves risk, including possible loss of principal. There is no assurance the Fund will achieve its investment objective. Shares of closed-end funds frequently trade at a discount to net asset value. Past performance of any prior investment vehicle managed by the Adviser, its affiliates, or any related person is not indicative of, and should not be relied upon as a predictor of, the future performance of Powerlaw Corp. This email is not an offer to sell or a solicitation of an offer to buy any security, and is being sent to existing contacts of the sender for informational purposes only.